Valgro® Fund
Nasdaq ticker symbol: VGROX
Annual Report
October 31, 2002

This report is not a prospectus. It is intended for current shareholders of the Fund, and it is not to be distributed to prospective shareholders without a prospectus. A separate publication called the SAI (Statement of Additional Information) includes additional information about the Fund and its directors.

The prospectus, the SAI, and the most recent annual & semiannual reports can be viewed on our web site at valgro.com. To get a free paper copy of any of these, or to request other information about the Fund or make shareholder inquiries, please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Valgro is a registered service mark of Valgro Investments, Inc.

Contents

  Performance
  Investments
  Financial Statements
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Financial Highlights
    Notes to Financial Statements
    Report of Independent Certified Public Accountants
  Management

Performance

$10,000 Over Life of Fund

Average Annual Total Returns
Periods ended 10/31/02	1 Year	Life of Fund
Valgro Fund	-26.49%	-32.65%
Nasdaq Composite	-21.33%	-35.35%
S&P 500	-16.42%	-15.72%

The graph shows the Fund's performance from inception (2/9/00) to the close of its current fiscal year (10/31/02). It shows that $10,000 invested in the Fund at inception would have shrunk to $3,407.08 on 10/30/02, while the same $10,000 in the Nasdaq Composite would have shrunk even more to $3,047.62, or in the S&P 500 would have shrunk to $6,274.42.

The table shows the percentage change that would result each year if the Fund and indices performed at a constant rate throughout the indicated time period. If the performance were really constant, it would appear as a straight line on the graph above (since the graph has a logarithmic vertical scale). Of course, past performance does not predict future performance, and the graph shows how day-to-day performance is anything but constant. Also, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Since inception, the Fund's performance has been better than that of the Nasdaq, which like the Fund has many technology stocks. It has been worse than the S&P 500, which contains a lower percentage of the volatile technology stocks. Although the numbers show that the Fund underperformed both indices during the past fiscal year, the graph shows that the Fund has remained in roughly the same relative position throughout the year: a bit above the Nasdaq and significantly below the S&P 500.

S&P 500® is a registered service mark of The McGraw-Hill Companies, Inc. It refers to the Standard & Poor's 500SM Index (symbol SPX), an index of common stocks weighted by market capitalization. The Nasdaq Composite (symbol IXIC) is also an index of common stocks weighted by market capitalization.

Investments

Valgro Funds, Inc.
SCHEDULE OF INVESTMENT SECURITIES
October 31, 2002
(all percentages relative to total value of investment securities)
	Shares	Value
COMPUTER-RELATED INDUSTRIES: 39.5%
Computer Software: 11.9%
Adobe Systems Inc.	2,333	$55,152.12
Red Hat, Inc.	10,815	48,559.35
Internet: 17.4%
Amazon.com Inc.	2,627	50,858.72
DoubleClick Inc.	7,414	51,898.00
Yahoo! Inc.	3,323	49,579.16
Semiconductors: 10.3%
Intel Corporation	2,732	47,263.60
National Semiconductor Corp.	3,207	42,588.96
TOTAL COMPUTER-RELATED INDUSTRIES:		345,899.91
BIOTECH INDUSTRIES: 30.8%
Pharmaceuticals: 30.8%
Cell Genesys, Inc.	3,817	39,963.99
Genentech Inc.	1,558	53,112.22
Geron Corporation	10,000	40,000.00
ImClone Systems Incorporated	5,000	35,800.00
Millennium Pharmaceuticals Inc.	3,876	28,837.44
ONYX Pharmaceuticals, Inc.	10,000	37,700.00
Tanox, Inc.	3,543	34,189.95
TOTAL BIOTECH INDUSTRIES:		269,603.60
OTHER INDUSTRIES: 29.7%
Automotive: 5.1%
Toyota Motor Corp.	912	44,323.20
Electronics: 5.2%
Sony Corp.	1,051	45,445.24
Defense: 8.8%
Lockheed Martin Corp.	684	39,603.60
Northrop Grumman Corp.	359	37,023.67
Food & Drink: 5.8%
Starbucks Corporation	2,138	50,969.92
Home Improvement: 4.8%
Lowe's Companies Inc.	1,011	42,189.03
TOTAL OTHER INDUSTRIES:		259,554.66
TOTAL INVESTMENT SECURITIES: 100.0% (cost $900,854.65)		$875,058.17
		____________

The accompanying notes are an integral part of this financial statement.

Financial Statements

Valgro Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets:
Investment securities, at fair value (cost $900,854.65)	$875,058.17
Cash	36,905.53
Dividends receivable	325.20
Other assets	1,790.14
Total assets	914,079.04
Liabilities:
Accrued liabilities	7,829.27
Total liabilities	7,829.27
Net Assets	$906,249.77
____________
Net Assets consists of:
Paid-in capital	$2,293,467.33
Undistributed net investment income (loss)	(57,763.71)
Undistributed net realized gain (loss) on:
investments	(1,303,745.51)
foreign currency transactions	87.54
Net unrealized appreciation (depreciation) on:
investments	(25,796.48)
assets & liabilities in foreign currencies	0.60
Net Assets (for 294,699.738 shares outstanding)	$906,249.77
____________

Net Asset Value per share	$3.08
____________

The accompanying notes are an integral part of this financial statement.

Valgro Funds, Inc.
STATEMENT OF OPERATIONS
11/1/01 - 10/31/02
Income:
Dividends (net of foreign withholding taxes of $85.27)	$2,032.92
Interest	341.96
Total income	2,374.88
Expenses:
Management fee	9,618.72
Accrued audit fees	7,040.00
Insurance	1,984.32
Franchise taxes	890.23
Registration fees	210.72
Interest	255.07
Miscellaneous	1,574.82
Total expenses	21,573.88
Net investment income (loss)	(19,199.00)
Net realized gain (loss) on:
investments	(914,069.29)
foreign currency transactions	81.38
Change in unrealized appreciation on:
investments	572,886.47
assets & liabilities in foreign currencies	3.87
Net gain (loss)	(341,097.57)
Net increase (decrease) in net assets resulting from operations	$(360,296.57)
____________

The accompanying notes are an integral part of this financial statement.

Valgro Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
	11/1/01- 10/31/02	11/1/00- 10/31/01
Operations:
Net investment income (loss)	$(19,199.00)	$(12,770.73)
Net realized gain (loss)	(913,987.91)	(419,926.99)
Change in unrealized appreciation	572,890.34	(184,076.86)
Net increase (decrease) in net assets resulting from operations	(360,296.57)	(616,774.58)

Distributions to shareholders:
from net investment income	0.00	0.00
from net realized gain	0.00	0.00
Capital share transactions	327,000.00	109,349.49
Total increase (decrease) in net assets	(33,296.57)	(507,425.09)
Net assets:
Beginning of period	939,546.34	1,446,971.43
End of period (including undistributed net investment loss of $57,763.71 and $38,564.71, respectively)	$906,249.77	$939,546.34
	____________	____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
FINANCIAL HIGHLIGHTS
	11/1/01- 10/31/02	11/1/00- 10/31/01	2/9/00- 10/31/00
Selected per-share data:
Net asset value, beginning of period	$4.19	$7.01	$9.04
Income from investment operations:
Net investment income (loss)	(0.02)	(0.05)	0.83
Net realized and unrealized gain (loss)	(1.09)	(2.77)	(2.86)
Total from investment operations	(1.11)	(2.82)	(2.03)
Less distributions:
from net investment income	0.00	0.00	0.00
from net realized gain	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00
Net asset value, end of period	$3.08	$4.19	$7.01
	_______	_______	_______

Total return (not annualized):	(26.49)%	(40.23)%	(22.46)%

Ratios (not annualized) and supplemental data:
Net assets, end of period (in thousands)	$906	$940	$1,447
Ratio of expenses to average net assets	2.03%	1.85%	1.51%
Ratio of net investment income to average net assets	(1.81)%	(1.13)%	(0.99)%
Portfolio turnover rate	274.07%	84.57%	28.82%

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended 10/31/02

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

"Valgro Fund" and "the Fund" refer to Valgro Funds, Inc. The Fund is an Illinois corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Use of Estimates

The preparation of these financial statements, in conformity with accounting principles generally accepted in the United States of America, may require management to make estimates and assumptions that affect the reported amounts of assets, liablities, and related disclosures. Actual results may differ from these estimates.

Investment Adviser

The management fee is paid to Valgro Investments, Inc., the Fund's Investment Adviser. It provides investment management and advisory services to the Fund. For its services, the Adviser receives a fee computed daily at a rate of 1/250 of 0.9% of net assets before its fee.

Security Valuation

Investments in securities are stated at the official closing prices during regular-hours trading on the principal U.S. exchange or U.S. market where they are traded, or the average of the closing bid & ask prices when no trades occurred.

Federal income taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. There were none during this period.

Other

The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, or on the date the dividend is made known, whichever comes first. Interest income is recognized on an accrual basis when material.

NOTE 2: BORROWING ABILITY

The Fund has the ability to borrow on margin for the short-term clearance of transactions, in accordance with 15 USC 80a-12(a)(1). As of October 31, 2002, the Fund had the ability to borrow up to $437.529.09, at a rate varying with both brokers' call and the amount borrowed. On October 31, 2002, the Fund had no outstanding borrowings. Total interest paid by the Fund was $255.07, which was charged at a weighted average annual rate of 3.5% on an average balance of $201,815.23 outstanding for 13 days during the period covered by the Statement of Operations, with a maximum borrowing of $208,293.69. No compensating balances are required.

NOTE 3: CAPITAL SHARE TRANSACTIONS

On October 31, 2002, there were 1 quadrillion (1015) shares of common stock authorized, without par value.

Transactions in capital stock were as follows:

	11/1/01-10/31/02		11/1/00-10/31/01
	Shares	Amount	Shares	Amount
Shares sold	72,391.844	$335,926.00	21,041.847	$128,122.76
Shares issued in reinvestment of dividends	-	-	-	-
Less shares redeemed	1,915.451	8,926.00	3,335.463	18,773.27
Net increase	70,476.393	$327,000.00	17,706.384	$109,349.49

NOTE 4: INVESTMENT TRANSACTIONS

Investments in securities involved gross purchases of $2,864,481.23 and gross sales of $2,548,361.64.

NOTE 5: FOREIGN CURRENCY

Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars. The conversion rates for any given day are the foreign exchange rates reported by The Wall Street Journal for that day's close of trading. The market values of assets and liabilities are translated at the rates on October 31, 2002. Income, expenses, and other transactions are translated at the rates on the transaction date.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders
Valgro Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of Valgro Funds, Inc. as of October 31, 2002, the related statements of operations and changes in net assets for the year then ended, and financial highlights for the period from February 9, 2000 (date of inception) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Valgro Fund Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Valgro Funds, Inc. as of October 31, 2002, the results of its operations and changes in its net assets for the year ended October 31, 2002, and financial highlights for the period from February 9, 2000 (date of inception) to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP
Chicago, Illinois
December 3, 2002

Management

Directors and Officers:
Name, Age, and Business Address	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested:
Robert Allen Rintel, 38, 377 Warren Dr. San Francisco, CA 94131-1033	Chairman and sole officer of Fund and of its Adviser	1-year terms; served since '99	independent investor & software developer, '96-'99; Chairman & President, this Fund & its Adviser, '99-	1	0
Independent:
F. Joseph Moretti, 73, 377 Warren Dr. San Francisco, CA 94131-1033	Member of Fund Board of Directors	1-year terms; served since '99	Malawi Project Director, Jesuit Refugee Service, '94-'99; independent software developer, '99-	1	0